BRIDGE CAPITAL HOLDINGS

BRIDGE BANK

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

D. A. Davidson
10th Annual Financial Services Conference

May 7, 2008

Thomas A. Sa

Executive Vice President

Chief Financial Officer

Daniel P. Myers

President and Chief Executive Officer

2

Forward Looking Statements

      Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act.  Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions.  These forward-looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward-looking statements.  These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6)
changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation or internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities.  The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-
K and 10-Q on file with the SEC.

3

Bridge Capital Holdings

Financial and Trading Snapshot

1  Based on First Call FY08 consensus EPS of $1.32 per share.

Market

NASDAQ (Global Select Market)

Symbol

BBNK

Recent Price History

5-02-08             52  Wk:    High         Low

$14.98                               $24.58    $13.45

Shares Outstanding

6,512,000

Market Capitalization

$96.7 million

P/E Ratio

Trailing:     10.4 (5-02-08)

Forward1:   11.31

Assets @ 3-31-08

$785.0 million

Q1 ‘08 / LTM Net Interest Margin

6.59% / 6.69%

Q1 ‘08 / LTM ROAA

0.79% / 1.29%

Q1 ‘08 / LTM ROAE

9.07% / 16.48%

Analyst Coverage

Howe Barnes Hoefer & Arnett

D.A. Davidson & Co.

4

BRIDGE BANK

Business Banking Model

Established 2001

National Charter (OCC)

Offices

Two Regional Offices

Eight Business Offices

170 Employees

Primary Lines of Business

1.

Commercial and Industrial

2.

Technology Industries

3.

Asset-Based Lending/Factoring

4.

International

5.

SBA and Commercial Mortgage

6.

Construction

Among the Fastest Growing, Highest Performing
Commercial Banks in the Nation

5

Opportunity

Expertise

Execution

=  Results

Fundamental business
banking focus

Attractive SV/SCC
demographics

Compelling bank
market opportunity

+

+

Our Model

Experienced board
& execs

Ability to recruit
top-tier bankers

Deep and broad
relative product
and service menu
for bank size

Strategic vendor
alliances

Scalable systems &
business lines

Disciplined bankers

Technology
banking expertise

Diversification

Superior net interest margin . . . Solid revenue and earnings performance . . .
Peer level efficiency . . . Strong asset quality . . . Superior ROAA & ROAE

BRIDGE CAPITAL HOLDINGS

BRIDGE BANK

NASDAQ: BBNK

6

            A business banking franchise

that is the

Professional Business Bank of Choice

for small and middle-market businesses and
emerging technology companies in Silicon Valley,
California and the nation.

Our Vision

Highly EXPERIENCED credentialed and disciplined BANKERS
Competitive PRODUCTS and SERVICES through channel partner relationships
Outsourced BANKING TECHNOLOGY comparable to large national mega banks

NASDAQ: BBNK

7

Unique Value Proposition

SIMPLIFIED
customer
experience.

SOPHISTICATED
business banking.

8

Market Dynamics

Core region – Silicon Valley*

$101b deposit market1

121k HQ businesses (<250 employees)2

Silicon Valley represents 33-36% of US venture capital investment
($10.1b in 2007, $2.6b Q1 ‘08)3

Population 3.9 million4 (+3.6% since ’00)

San Jose 10th largest city in US5

Among highest median family and per capita incomes in US6

Unemployment 5.0%2

Ample growth opportunity in headquarters region minimizes expansion risk

Business line diversity mitigates economic risk

Relatively low concentration in real estate

Santa Clara County housing market (9.2%)7

5 San Jose/Silicon Valley Chamber of Commerce

6  US Census/HUD CRA/HMDA Report 2008

7 DataQuick Housing Report, Median Price, SFD resale + condos + SFD new const March 2007 v. 2008, 4-17-08

*:Silicon Valley Region = Santa Clara, San Mateo, and Alameda Counties

1 FDIC data at June 30, 2007

2 California Employment Development Department/Labor Market Index March 2008

3 National Venture Capital Association/PricewaterhouseCoopers Money Tree Survey

4 US Census Bureau 2006 Estimate

25%
20%
15%
10%
5%
0%
20.17%
18.82%
9.62%
6.50%
4.31%
4.31%
4.13%
3.12%
2.25%
1.65%
1.16%
0.93%
0.67%
BofA
Wells
Wachovia
Citibank
Silicon Valley Bk
Greater Bay
Comerica
Bank of the West
Union Bank of CA
US Bank
UCBH
Heritage Bank
Bridge Bank

NASDAQ: BBNK

% Deposits

Santa Clara,

San Mateo

Alameda

Counties

Source: FDIC; as of June 30, 2007

Significant Market Opportunity

Silicon Valley
Region

Deposits:

$101.1b

Sale to WFB closed 10-01-07

Integration started 3-01-08

$4b deposits

Includes former GBBK business banking brands:

San Jose National

Mid Peninsula

Cupertino National

Saratoga National

9

10

Opportunistic Growth

Expansion beyond Northern California

Ability to successfully export unique banking
model to complimentary markets

Leverage core competencies and bank
technology for growth opportunities

Tech Banking: SoCal, Dallas TX, Reston VA

All organic growth and expansion to date

11

Markets

REGIONAL OFFICES

San Jose (Main)

Palo Alto

BUSINESS OFFICES

Sacramento (C&I, SBA)

San Diego (SBA)

East Bay (C&I)

Los Angeles (SBA)

Redwood City (const)

Dallas, TX (tech)

Reston, VA (tech)

Orange County (tech)

12

Total Assets in Millions (EOP)

Balance Sheet Growth

12/31/04

12/31/05

12/31/06

12/31/07

24.3% CAGR (3 Years)

Purely Organic
Growth

Consistent Leverage

12/31/03

03/31/08

TCD<$100K
4%
TCD>100K
10%
Non-Interest
Bearing Demand
29%
Money Market
57%

NASDAQ: BBNK

Focus on Core Funding Sources

Deposit Mix as of 3/31/08

Does Not Include Off Balance Sheet

Bridge Investment Services Funds

$188 Million @ 3-31-08

13

$689 Million

@ 3-31-08

Tech
12%
C & I
30%
ABL/F
8%
SBA
9%
Other 2%
Construction
13%
CRE
17%
Land
9%

NASDAQ: BBNK

Diversification of Lending Activity

14

Loan Mix as of 3/31/08

$671 Million

@ 3-31-08

50% Non RE Loans*

Peer = 79%*

98th Percentile of Peers*

* = SNL Data US Public Banks $500M-$1.5b TA at 12-31-07

Commercial Land 5+ 2%
Commercial Land 1-4 12%
Residential land 1-4 42%
Residential land 5+ 44%
Condo 2%
Com, Other 6%
Com, Retail 7%
Com, Office 16%
SFR 1-4 57%
Multifamily, 5+ 12%

NASDAQ: BBNK

A Closer Look

Total Loan Portfolio

Construction
(13%)

Land Development
(9%)

15

Northern Sierra
.76%
Sacramento
.49%
Central Valley
.65%
Coachella Valley
1.81%
Others - Out of State
.36%
Coastal Markets
1.27%
East Bay
.28%
San Francisco
.19%
Peninsula & South Bay
3.25%

NASDAQ: BBNK

Land Development by Region

Percentage of Total Loans

(9% Land Development)

BRIDGE
CAPITAL
HOLDINGS

Northern Sierra
.37%
Sacramento
.85%
Central Valley
.84%
Coastal Markets
.87%
East Bay
1.01%
San Francisco
.32%
Peninsula & South
Bay
8.49%

NASDAQ: BBNK

Construction by Region

Percentage of Total Loans

(13% Construction)

BRIDGE CAPITAL HOLDINGS

Top 20 Community Banks in C&I Asset Concentration and Growth

Bank portfolios with over 40% of total loans in C&I on Sept. 30

0%
10%
20%
30%
40%
50%
60%
70%
Rank
10
20
30
40
Tennessee Commerce Bank
Western National Bank
Bridge Bank
Park Bank
National Bank of California
Bank of Guam
Community National Bank
North Side Bank and Trust Co.
Fidelity Bank

NASDAQ: BBNK

18

SOURCE:  American Banker magazine, American Bankers Association, September 30, 2007 issue; US banks $500M - $1b Total Assets

Ranked #2 for C&I Lending

BRIDGE CAPITAL HOLDINGS

1.38%
1.41%
1.35%
1.36%
1.32%
1.64%
0.05%
0.08%
0.06%
0.00%
0.17%
0.00%
2003
2004
2005
2006
2007
Q1 2008
NCO's
ALLL/Loans

NASDAQ: BBNK

19

Proactive Credit Risk Management

ALLL and Net Charge-Offs

% of Average Total Loans

BRIDGE CAPITAL HOLDINGS

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q4 '02
Q4 '03
Q4 '04
Q4 '05
Q4 '06
Q4 '07
NPL % Total Loans
NCO % Avg Total Loans

NASDAQ: BBNK

20

Proactive Credit Risk Management

Average Non-Performing Loans

% of Average Total Loans

NCO % Average Total Loans are FYE numbers

BRIDGE CAPITAL HOLDINGS

Construction
SBA
ABL/F
C&I
0.03%
0.35%
0.53%
0.08%
0.75%
2.32%
2003
2004
2005
2006
2007
Q1 2008

NASDAQ: BBNK

21

Proactive Credit Risk Management

Average Non-Performing Loans

% of Average Total Loans

BRIDGE CAPITAL HOLDINGS

8%
7%
6%
5%
4%
3%
2%
2003
2004
2005
2006
2007
Q1 2008
6.59%
BBNK
BAC
WFC
CMA
SIVB
UB
HTBK

NASDAQ: BBNK

22

Favorable Comparables

Net Interest Margin

BRIDGE CAPITAL HOLDINGS

SBA
7%
Construction
12%
C & I
43%
Tech
22%
ABL/F
16%

NASDAQ: BBNK

Diversified Revenue Sources

Q1 ‘08

23

BRIDGE CAPITAL HOLDINGS

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$2,663
$9,898
$3,855
$16,561
$4,197
$27,503
$3,837
$38,691
$6,713
$47,585
$1,671
$12,033
2003
2004
2005
2006
2007
Net interest income
Non-interest income

NASDAQ: BBNK

24

Revenue Growth

($ Thousands)

Q1 ’08

BRIDGE CAPITAL HOLDINGS

110%
100%
90%
80%
70%
60%
50%
40%
Efficiency Ratio %
63.75%
2003
2004
2005
2006
2007
Q1 '08
BBNK
BAC
WFC
CMA
SIVB
UB
HTBK

NASDAQ: BBNK

25

Favorable Comparables

Efficiency Ratio

0.68%
0.89%
1.23%
1.42%
1.45%
0.79%
2003
2004
2005
2006
2007

NASDAQ: BBNK

26

ROAA

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

Q1 ’08

$1,505
$3,037
$5,725
$8,634
$10,866
$1,522
2003
2004
2005
2006
2007

NASDAQ: BBNK

27

Net Income & EPS

$1.27

$1.57

($000, except per diluted share amounts)

$0.85

$0.46

$0.24

EPS

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

$ 0.22

Q1 ’08

5.56%
9.87%
15.90%
19.34%
19.34%
9.07%
2003
2004
2005
2006
2007

NASDAQ: BBNK

28

ROAE

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

Q1 ’08

29

Why Invest in BBNK?

Strong Core Franchise

Highly Focused Business Banking Strategy

Attractive Silicon Valley Market + Opportunistic Growth

True Business Line Diversification

Experienced, Disciplined Board & Management

All-Organic Growth to-Date

Proactive Credit Risk Management

Superior Net Interest Margin

BRIDGE
CAPITAL
HOLDINGS

Most Bankers
get excited
about financial
statements.
At **Bridge Bank**,
this is the kind
of financial
statement that
excites us.
"Bridge Bank
helped us grow
by 27%
over the past
two years."
BRIDGE BANK™
THE SMARTER CHOICE IN BUSINESS BANKING.
SAN JOSE • PALO ALTO • SILICON VALLEY • EAST BAY • REDWOOD CITY
SACRAMENTO • ORANGE COUNTY SAN DIEGO • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM

Between every business person's
goals & accomplishments
There is a **Bridge.**
(The smarter way to get from here to there.)
BRIDGE BANK™
THE SMARTER CHOICE IN BUSINESS BANKING.
SAN JOSE • PALO ALTO • SILICON VALLEY • EAST BAY • REDWOOD CITY
SACRAMENTO • ORANGE COUNTY SAN DIEGO • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM

NASDAQ: BBNK

Thank You / Q & A